EXHIBIT 8

                       CONSENT OF INDEPENDENT ACCOUNTANTS

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                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 15 to the Registration Statement on Form S-6 of our reports dated February 19, 1998 and February 11, 1998, relating to the financial statements of Phoenix Home Life Variable Universal Life Account and the consolidated financial statements of Phoenix Home Life Mutual Insurance Company, respectively, which appear in such Prospectus.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Hartford, Connecticut
April 29, 1998